UNITED STATES SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K/A
Amendment No. 4

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d)
OF THE SECURITIES EXCHANGE ACT OF 1934

Date of earliest event reported:  October 26, 2020

Commission File Number	Exact name of registrant as specified in its charter, address of principal executive offices and registrant's telephone number	IRS Employer Identification Number
1-8841	NEXTERA ENERGY, INC.	59-2449419
700 Universe Boulevard
Juno Beach, Florida 33408
(561) 694-4000

State or other jurisdiction of incorporation or organization:  Florida

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, $0.01 Par Value	NEE	New York Stock Exchange
4.872% Corporate Units	NEE.PRO	New York Stock Exchange
5.279% Corporate Units	NEE.PRP	New York Stock Exchange
6.219% Corporate Units	NEE.PRQ	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Under Item 8.01 of a current report on Form 8-K filed on January 26, 2009, as amended by a current report on Form 8-K/A filed on March 1, 2010, a current report on Form 8-K/A filed on May 28, 2015 and a current report on Form 8-K/A filed on October 28, 2016 (collectively, the Amended Form 8‑K), NextEra Energy, Inc. (NEE) provided a summary description of the terms of NEE’s common stock. The purpose of this amendment to the Amended Form 8-K is to amend and restate the description of the common stock in order to reflect the amendment (the Split Amendment) to NEE’s Restated Articles of Incorporation to effect a division of the common stock, $.01 par value, of NEE (Stock Split), effective on October 26, 2020. The Split Amendment is dated October 20, 2020 and is filed as Exhibit 3(i) to NEE's Quarterly Report on Form 10-Q for the quarterly period ended September 30, 2020. On October 28, 2020, NEE filed Articles of Restatement of the Restated Articles of Incorporation to restate its Restated Articles of Incorporation to incorporate the Split Amendment. Accordingly, Item 8.01 of the Amended Form 8-K is amended and restated as set forth below.

SECTION 8 - OTHER EVENTS

Item 8.01 Other Events

The following is a summary description of the terms of the common stock of NEE. The description is qualified in its entirety by reference to the provisions of NEE's Restated Articles of Incorporation (the Charter) and the Amended and Restated Bylaws (Bylaws) as in effect on October 30, 2020 (the filing date of this report), as well as provisions of the Florida Business Corporation Act (Florida Act) and other applicable laws. Copies of the Charter and Bylaws have been filed by NEE with the Securities and Exchange Commission.

Authorized and Outstanding Capital Stock

NEE’s Charter authorizes it to issue 3,300,000,000 shares of capital stock, each with a par value of $.01, consisting of:

•	3,200,000,000 shares of common stock; and

•	100,000,000 shares of preferred stock.

As of the date of this report, there were no shares of preferred stock issued and outstanding.

Common Stock Terms

Voting Rights. In general, each holder of common stock is entitled to one vote for each share held by such holder on all matters submitted to a vote of holders of common stock, including the election of directors. Each holder of common stock is entitled to attend all special and annual meetings of NEE’s shareholders. The holders of common stock do not have cumulative voting rights.

In general, if a quorum exists at a meeting of NEE’s shareholders, unless a greater or different vote is required by the Florida Act, NEE’s Charter or NEE’s Bylaws, or by action of the board of directors, (1) on all matters other than the election of directors, action on such matters will be approved if the votes cast favoring the action exceed the votes cast opposing the action, (2) in an uncontested director election, a nominee for director will be elected if the votes cast for the nominee’s election exceed the votes cast against the nominee’s election, and (3) in a contested director election, which is an election in which the number of persons considered for election to the board of directors exceeds the total number of directors to be elected, a nominee for director will be elected by a plurality of the votes cast. Other voting rights of shareholders are described below under “Anti-Takeover Effects of Provisions in NEE’s Charter and NEE’s Bylaws.”

Dividend Rights. The holders of common stock are entitled to participate on an equal per share basis in any dividends declared on the common stock by NEE’s board of directors out of funds legally available for dividend payments.

The declaration and payment of dividends on the common stock is within the sole discretion of NEE’s board of directors. NEE’s Charter does not limit the dividends that may be paid on the common stock.

The ability of NEE to pay dividends on the common stock is currently subject to, and in the future may be limited by:

•
various risks which affect the businesses of Florida Power & Light Company (FPL) and NEE’s other subsidiaries that may in certain instances limit the ability of such subsidiaries to pay dividends to NEE; and

•	various contractual restrictions applicable to NEE and some of its subsidiaries, including those described below.

FPL is subject to the terms of its Mortgage and Deed of Trust dated as of January 1, 1944, with Deutsche Bank Trust Company Americas, as mortgage trustee, as amended and supplemented from time to time (the FPL Mortgage), that secures its obligations under outstanding first mortgage bonds issued by it from time to time. In specified circumstances, the terms of the FPL Mortgage could restrict the amount of retained earnings that FPL can use to pay cash dividends on its common stock.

Other contractual restrictions on the dividend-paying ability of NEE and its subsidiaries are contained in outstanding financing arrangements, and similar or other restrictions may be included in future financing arrangements. As of the date of this report, NEE has equity units outstanding. In accordance with the terms of the equity units, NEE has the right, from time to time, to defer the payment of contract adjustment payments on the purchase contracts that form a part of the equity units to a date no later than the applicable purchase contract settlement date. As of the date of this report, a subsidiary of NEE, NextEra Energy Capital Holdings, Inc. (NEE Capital), has junior subordinated debentures outstanding. In accordance with the terms of the junior subordinated debentures NEE Capital has the right, from time to time, to defer the payment of interest on its outstanding junior subordinated debentures on one or more occasions for up to ten consecutive years. NEE, FPL and NEE Capital may issue, from time to time, additional equity units, junior subordinated debentures or other securities that (i) provide them with rights to defer the payment of interest or other payments and (ii) contain dividend restrictions in the event of the exercise of such rights. In the event that NEE or NEE Capital were to exercise any right to defer interest or other payments on currently outstanding or future series of equity units, junior subordinated debentures or other securities, or if there were to occur certain payment defaults on those securities, NEE would not be able, with limited exceptions, to pay dividends on the common stock during the periods in which such payments were deferred or such payment defaults continued. In the event that FPL were to issue equity units, junior subordinated debentures or other securities having similar provisions and were to exercise any such right to defer the payment of interest or other payments on such securities, or if there were to occur certain payment defaults on those securities, FPL would not be able, with limited exceptions, to pay dividends to NEE or any other holder of its common stock or preferred stock during the periods in which such payments were deferred or such payment defaults continued. In addition, NEE, NEE Capital and FPL might issue other securities in the future containing similar or other restrictions on, or that affect, NEE’s ability to pay dividends on its common stock and on the ability of NEE’s subsidiaries, including NEE Capital and FPL, to pay dividends to any holder of their respective common stock or preferred stock, including NEE.

In addition, the right of the holders of NEE’s common stock to receive dividends might become subject to the preferential dividend, redemption, sinking fund or other rights of the holders of any series of NEE preferred stock that may be issued in the future, and the right of the holders (including NEE) of FPL or NEE Capital, as the case may be, common stock or preferred stock, as the case may be, to receive dividends might become subject to the preferential dividend, redemption, sinking fund or other rights of the holders of any series of FPL or NEE Capital, as the case may be, preferred stock that may be issued in the future.

Liquidation Rights. If there is a liquidation, dissolution or winding up of NEE, the holders of common stock are entitled to share equally and ratably in any assets remaining after NEE has paid, or provided for the payment of, all of its debts and other liabilities, and after NEE has paid, or provided for the payment of, any preferential amounts payable to the holders of any outstanding preferred stock.

Other Rights. The holders of common stock do not have any preemptive, subscription, conversion or sinking fund rights. The common stock is not subject to redemption.

Anti-Takeover Effects of Provisions in NEE’s Charter and NEE’s Bylaws

NEE’s Charter and NEE’s Bylaws contain provisions that may make it difficult and expensive for a third party to pursue a takeover attempt that NEE’s board of directors and management oppose even if a change in control of NEE might be beneficial to the interests of holders of common stock.

NEE’s Charter Provisions. Among NEE’s Charter provisions that could have an anti-takeover effect are those that:

•	provide that a vacancy on the board of directors may be filled only by a majority vote of the remaining directors;

•	prohibit the shareholders from taking action by written consent in lieu of a meeting of shareholders;

•
limit the persons who may call a special meeting of shareholders to the chairman of the NEE board of directors, the president or the secretary, a majority of the board of directors or the holders of 20% of the outstanding shares of stock entitled to vote on the matter or matters to be presented at the meeting;

•
require any action by shareholders to amend or repeal NEE’s Bylaws, or to adopt new bylaws, to receive the affirmative vote of holders of at least a majority of the voting power of the outstanding shares of voting stock, voting together as a single class; and

•
require the affirmative vote of holders of at least a majority of the voting power of the outstanding shares of voting stock, voting together as a single class, to alter, amend or repeal specified provisions of NEE’s Charter, including the foregoing provisions.

NEE’s Bylaw Provisions. NEE’s Bylaws contain some of the foregoing provisions contained in NEE’s Charter. NEE’s Bylaws also contain a provision limiting to 16 directors the maximum number of authorized directors of NEE. In addition, NEE’s Bylaws contain provisions that establish advance notice requirements for shareholders to nominate candidates for election as directors at any annual or special meeting of shareholders or to present any other business for consideration at any annual meeting of shareholders. These provisions generally require a shareholder to submit in writing to NEE’s secretary any nomination of a candidate for election to the board of directors or any other proposal for consideration at any annual meeting not earlier than 120 days or later than 90 days before the first anniversary of the preceding year’s annual meeting. NEE’s Bylaws also require a shareholder to submit in writing to NEE’s secretary any nomination of a candidate for election to the board of directors for consideration at any special meeting not earlier than 120 days before such special meeting and not after the later of 90 days before such special meeting or the tenth day following the day of the first public announcement of the date of the special meeting and of the fact that directors are to be elected at the meeting. For the shareholder’s notice to be in proper form, it must include all of the information specified in NEE’s Bylaws.

Preferred Stock. The rights and privileges of holders of common stock may be adversely affected by the rights, privileges and preferences of holders of shares of any series of preferred stock which NEE’s board of directors may authorize for issuance from time to time. NEE’s board of directors has broad discretion with respect to the creation and issuance of any series of preferred stock without shareholder approval, subject to any applicable rights of holders of any shares of preferred stock outstanding at any time. In that regard, NEE’s Charter authorizes NEE’s board of directors from time to time and without shareholder action to provide for the issuance of up to 100,000,000 shares of preferred stock in one or more series, and to determine the designations, preferences, limitations and relative or other rights of any such series, including voting rights, dividend rights, liquidation preferences, sinking fund provisions, conversion privileges and redemption rights. Among other things, by authorizing the issuance of shares of preferred stock with particular voting, conversion or other rights, the board of directors could adversely affect the voting power of the holders of common stock and could discourage any attempt to effect a change in control of NEE, even if such a transaction would be beneficial to the interests of holders of common stock.

Restrictions on Affiliated and Control Share Transactions under Florida Act
Affiliated Transactions. As a Florida corporation, NEE is subject to the Florida Act, which provides that a Florida corporation generally may not engage in an “affiliated transaction” with an “interested shareholder,” as those terms are defined in the statute, for three years following the date a shareholder becomes an “interested shareholder,” unless:

•
prior to the time that such shareholder became an interested shareholder, the board of directors approved either the affiliated transaction or the transaction which resulted in the shareholder becoming an interested shareholder,

•
upon consummation of the transaction that resulted in the shareholder becoming an interested shareholder, the interested shareholder owned at least 85 percent of the voting shares of the corporation outstanding at the time the transaction commenced, subject to certain exclusions, or

•
at or subsequent to the time that such shareholder became an interested shareholder, the affiliated transaction is approved by the board of directors and authorized by the affirmative vote of at least two-thirds of the outstanding voting shares which are not owned by the interested shareholder.

The Florida Act generally defines an “interested shareholder” as any person who is the beneficial owner of more than 15% of the outstanding voting shares of the corporation. The affiliated transactions covered by the Florida Act include, with specified exceptions:

•	mergers and consolidations to which the corporation and the interested shareholder are parties,

•
sales or certain other dispositions of assets representing 10% or more of the aggregate fair market value of the corporation’s assets, outstanding shares, earning power or net income to the interested shareholder,

•	generally, issuances by the corporation of 10% or more of the aggregate fair market value of its outstanding shares to the interested shareholder,

•	the adoption of any plan for the liquidation or dissolution of the corporation proposed by or pursuant to an arrangement with the interested shareholder,

•
any reclassification of the corporation’s securities, recapitalization of the corporation, merger or consolidation, or other transaction which has the effect of increasing by more than 10% the percentage of the outstanding voting shares of the corporation beneficially owned by the interested shareholder, and

•	the receipt by the interested shareholder of certain loans or other financial assistance from the corporation.
The foregoing transactions generally also include transactions involving any affiliate of the interested shareholder and involving or affecting any direct or indirect majority-owned subsidiary of the corporation.
The voting requirements above will not apply if, among other things, subject to specified qualifications:

•	the transaction has been approved by a majority of the corporation’s disinterested directors,

•	the interested shareholder has been the beneficial owner of at least 80% of the corporation’s outstanding voting shares for at least three years preceding the transaction,

•	the interested shareholder is the beneficial owner of at least 90% of the outstanding voting shares, or

•	specified fair price and procedural requirements are satisfied.
The foregoing restrictions do not apply if the corporation’s original articles of incorporation or an amendment to its articles of incorporation or bylaws approved by the affirmative vote of the holders of a majority of the outstanding shares of voting stock of the corporation (other than shares held by the interested shareholder) contain a provision expressly electing for the corporation not to be governed by the restrictions. NEE’s Charter and NEE’s Bylaws do not contain such a provision.
Control-Share Acquisitions. The Florida Act also contains a control-share acquisition statute which provides that a person who acquires shares in an “issuing public corporation,” as defined in the statute, in excess of certain specified thresholds generally will not have any voting rights with respect to such shares unless such voting rights are approved by the holders of a majority of the votes of each class of securities entitled to vote separately, excluding shares held or controlled by the acquiring person. The thresholds specified in the Florida Act are the acquisition of a number of shares representing:

•	one-fifth or more, but less than one-third, of all voting power of the corporation,

•	one-third or more, but less than a majority, of all voting power of the corporation, or

•	a majority or more of all voting power of the corporation.
The statute does not apply if, among other things, the acquisition:

•	is approved by the corporation’s board of directors, or

•	is effected pursuant to a statutory merger or share exchange to which the corporation is a party.
The statute also does not apply to an acquisition of shares of a corporation in excess of a specified threshold if, before the acquisition, the corporation’s articles of incorporation or bylaws provide that the corporation will not be governed by the statute. The statute also permits a corporation to adopt a provision in its articles of incorporation or bylaws providing for the redemption of the acquired shares by the corporation in specified circumstances. NEE’s Charter and NEE’s Bylaws do not contain such provisions.
Indemnification

Florida law generally provides that a Florida corporation, such as NEE, may indemnify its directors, officers, employees and agents against liabilities and expenses they may incur. Florida law also limits the liability of directors to NEE and other persons. NEE’s Bylaws contain provisions requiring NEE to indemnify its directors, officers, employees and agents under specified conditions. In addition, NEE carries insurance permitted by the laws of Florida on behalf of its directors, officers, employees and agents.

Shareholder Access

NEE’s Bylaws permit a shareholder, or a group of up to 20 shareholders, owning continuously for at least three years 3% or more of NEE’s outstanding common stock (an eligible shareholder) to nominate and include in NEE’s annual meeting proxy materials director candidates to occupy (together with any nominees of other eligible shareholders) up to two or 20% of the number of directors in office (whichever is greater), provided that such eligible shareholder satisfies the requirements set forth in NEE’s Bylaws. Those requirements generally include receipt by NEE’s secretary of written notice from an eligible shareholder of the nomination not earlier than 150 days or later than 120 days before the first anniversary of the mailing of NEE’s proxy materials for the most recent annual meeting. For the eligible shareholder’s notice to be in proper form, it must include all of the information specified in NEE’s Bylaws.

Transfer Agent and Registrar

The transfer agent and registrar for the common stock is Computershare Trust Company, N.A.

Listing

The common stock is listed on the New York Stock Exchange and trades under the symbol “NEE.”

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Date:  October 30, 2020

NEXTERA ENERGY, INC.
(Registrant)

CHARLES E. SIEVING
Charles E. Sieving Executive Vice President & General Counsel